LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

COLLECTION PERIOD:       SEPTEMBER 1-30, 2003                          PAYMENT DATE: OCT 15 2003
DETERMINATION DATE:      OCT 08 2003                                   REPORT BRANCH: 2031

---------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL       CLASS A-1       CLASS A-2      CLASS A-3     CLASS A-4       CLASS A        CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Class Percentages               100.00%         18.20%          26.00%        27.20%         25.60%         97.00%         3.00%
Original Pool Balance    250,000,000.00  45,500,000.00   65,000,000.00 68,000,000.00  64,000,000.00 242,500,000.00  7,500,000.00
Note Balance Total       250,000,000.00  45,500,000.00   65,000,000.00 68,000,000.00  64,000,000.00 242,500,000.00  7,500,000.00
Number of Contracts              14,124
Class Pass Through Rates                       1.2875%         1.4910%       2.0210%        2.7730%                      8.5000%
Senior Strip                   0.25000%
Servicing Fee Rate             2.20000%
Indenture Trustee Fee          0.00350%
Custodian Fee                  0.02000%
Backup Servicer Fee            0.02150%
Insurance Premium Fee          0.35000%

Initial Weighted Average
   APR                        12.65830%
Initial Weighted Average
   Monthly Dealer
   Participation Fee Rate      0.00050%
Initial Weighted Average
   Adjusted APR (net of
   Monthly Dealer
   Participation) of
   Remaining Portfolio        12.65780%
Initial Weighted Average
   Remaining Term                 64.00
Initial Weighted Average
   Original Term                  68.00

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
   BALANCES                     TOTAL        CLASS A-1       CLASS A-2      CLASS A-3     CLASS A-4       CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance          208,353,495.24   5,102,890.39   65,000,000.00 68,000,000.00  64,000,000.00 202,102,890.39  6,250,604.85
Total Note Balance          206,733,254.18   5,102,890.39   65,000,000.00 68,000,000.00  64,000,000.00 202,102,890.39  4,630,363.79

EOP:
Class Percentages                  100.00%                                                                     97.00%         3.00%
Number of Current Month
   Closed Contracts                    383
Number of Reopened Loans                 0
Number of Contracts - EOP           12,066
Total Pool Balance - EOP    201,052,340.04           0.00   63,020,769.85 68,000,000.00  64,000,000.00 195,020,769.85  6,031,570.19
Total Note Balance - EOP    198,161,996.32           0.00   63,020,769.85 68,000,000.00  64,000,000.00 195,020,769.85  3,141,226.47

Class Collateral Pool Factors   0.79264799     0.00000000      0.96955031    1.00000000     1.00000000                   0.41883020

Weighted Average APR of
   Remaining Portfolio           12.62422%
Weighted Average Monthly
   Dealer Participation
   Fee Rate                       0.00021%
Weighted Average Adjusted
   APR (net of Monthly
   Dealer Participation)
   of Remaining Portfolio        12.62401%
Weighted Average
   Remaining Term                    57.76
Weighted Average
   Original Term                     68.32

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                                   CONTRACTS
---------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:       Principal                                                        2,625,958.65
                        Interest                                                         2,139,420.40
Early Payoffs:          Principal Collected                                              3,439,885.78
                        Early Payoff Excess Servicing Compensation                             310.65
                        Early Payoff Principal Net of Rule of 78s Adj.                   3,439,575.13           298
                        Interest                                                            38,940.93
Liquidated Receivable:  Principal Collected                                                 78,597.04
                        Liquidated Receivable Excess Servicing Compensation                      0.00
                        Liquidated Receivable Principal Net of Rule of 78s Adj.             78,597.04            85
                        Interest                                                              (146.41)
Cram Down Loss:         Principal                                                                0.00
Purchase Amount:        Principal                                                                0.00             0
                        Interest                                                                 0.00
                        Total Principal                                                  6,144,130.82
                        Total Interest                                                   2,178,214.92
                        Total Principal and Interest                                     8,322,345.74
Recoveries                                                                                 441,084.64
Excess Servicing Compensation                                                                  310.65
Late Fees & Miscellaneous Fees                                                              42,359.97
Collection Account Customer Cash                                                         8,806,101.00
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                         4,391.83
Servicer Simple Interest Shortfall or (Excess)                                             (35,016.22)
Simple Interest Excess to Spread Account                                                         0.00
Available Funds                                                                          8,775,476.61

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       DISTRIBUTION     SHORTFALL / DRAW
DISTRIBUTION                                                                              AMOUNT        DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       8,775,476.61
Monthly Dealer Participation Fee                                           36.16       8,775,440.45            0.00
Prior Unpaid Dealer Participation Fee                                       0.00       8,775,440.45

Servicing Fees:               Current Month Servicing Fee             381,981.41
                              Prior Period Unpaid Servicing Fee             0.00
                              Late Fees & Miscellaneous Fees           42,359.97
                              Excess Servicing Compensation               310.65
                                 Total Servicing Fees:                424,652.03       8,350,788.42            0.00
Senior Strip:                                                          43,406.98       8,307,381.44            0.00
Certificate Insurer:                    Premium                        58,946.68       8,248,434.76            0.00
Indenture Trustee Fee                                                     602.97       8,247,831.79            0.00
Custodian Fee                                                           3,472.56       8,244,359.23            0.00
Backup Servicer Fee                                                     3,733.00       8,240,626.23            0.00
Prior Unpaid Certificate Insurer Premium                                    0.00       8,240,626.23            0.00
Prior Unpaid Indenture Trustee Fee                                          0.00       8,240,626.23            0.00
Prior Unpaid Custodian Fee                                                  0.00       8,240,626.23            0.00
Prior Unpaid Backup Servicing Fee                                           0.00       8,240,626.23            0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

------------------------------------------------------------------------------------------------------------------------------------
                                                                              DISTRIBUTION     SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                           AMOUNT        DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:     Current Month                    5,474.98        8,235,151.25           0.00
                             Prior Carryover Shortfall            0.00        8,235,151.25
Class A-2 Note Interest:     Current Month                   80,762.50        8,154,388.75           0.00
                             Prior Carryover Shortfall            0.00        8,154,388.75
Class A-3 Note Interest:     Current Month                  114,523.33        8,039,865.42           0.00
                             Prior Carryover Shortfall            0.00        8,039,865.42
Class A-4 Note Interest:     Current Month                  147,893.33        7,891,972.09           0.00
                             Prior Carryover Shortfall            0.00        7,891,972.09
Class A-1 Note Principal:    Current Month                5,102,890.39        2,789,081.70           0.00
                             Prior Carryover Shortfall            0.00        2,789,081.70
Class A-2 Note Principal:    Current Month                1,979,230.15          809,851.55           0.00
                             Prior Carryover Shortfall            0.00          809,851.55
Class A-3 Note Principal:    Current Month                        0.00          809,851.55           0.00
                             Prior Carryover Shortfall            0.00          809,851.55
Class A-4 Note Principal:    Current Month                        0.00          809,851.55           0.00
                             Prior Carryover Shortfall            0.00          809,851.55
Certificate Insurer:         Reimbursement Obligations            0.00          809,851.55           0.00

Expenses:                    Trust Collateral Agent          (7,500.00)         817,351.55           0.00
                             Indenture Trustee                    0.00          817,351.55           0.00
                             Custodian                            0.00          817,351.55           0.00
                             Backup Servicer                      0.00          817,351.55           0.00
Senior Strip Allocation                                           0.00          817,351.55
Class B Note Interest:       Current Month                   32,798.41          827,960.12           0.00
                             Prior Carryover Shortfall            0.00          827,960.12
Distribution to the Class B Reserve Account                  43,406.98          784,553.14
Distribution (from) the Class B Reserve Account                   0.00          784,553.14
Distribution to (from) the Spread Account                   784,553.14                0.00

---------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
---------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:    BOP Liquidated Receivable Principal Balance            1,235,621.42
                           Liquidation Principal Proceeds                            78,597.04
                           Principal Loss                                         1,157,024.38
                           Prior Month Cumulative Principal Loss LTD              4,147,076.90
                           Cumulative Principal Loss LTD                          5,304,101.28

---------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
---------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:      # OF CONTRACTS     AMOUNT      % OF TOTAL POOL BALANCE
Current                       8,784     149,507,515.42          74.36%
1-29 Days                     2,916      47,026,210.30          23.39%
30-59 Days                      205       2,608,077.26           1.30%
60-89 Days                       81       1,045,915.23           0.52%
90-119 Days                      48         529,184.51           0.26%
120 Days or More                 32         335,437.32           0.17%
Total                        12,066     201,052,340.04         100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                           Trigger         Trigger     Event of Default Event of
                         Current Month    Threshold         Event        Threshold      Default
Average Delinquency Ratio   1.33930%        6.00%            NO            8.00%           NO
Cumulative Default Rate      2.64%          5.75%            NO            7.15%           NO
Cumulative Loss Rate         1.28%          3.03%            NO            4.24%           NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

---------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                           CERTIFICATE INVENTORY                                              RECOVERY INVENTORY
                              # OF CONTRACTS     AMOUNT *                                       # OF CONTRACTS     AMOUNT *
Prior Month Inventory               40          721,466.51      Prior Month Inventory                  13         274,761.23
Repurchased                          0                0.00      Repurchased                             0               0.00
Adj. Prior Month Inventory          40          721,466.51      Adjusted Prior Month Inventory         13         274,761.23
Current Month Repos                 35          633,318.46      Current Month Repos                    56         986,012.31
Repos Actually Liquidated           34          583,070.63      Repos from Trust Liquidation            0               0.00
Repos Liquidated                                                Repos Actually Liquidated              49         886,538.47
at 60+ or 150+                       0                0.00
Dealer Payoff                        0                0.00      Dealer Payoff                           0               0.00
Redeemed / Cured                     0                0.00      Redeemed / Cured                        0               0.00
Purchased Repos                      0                0.00      Purchased Repos                         0               0.00
Current Month Inventory             41          771,714.34      Current Month Inventory                20         374,235.07

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.


LIQUIDATED RECEIVABLE STATISTICS:

                              # OF CONTRACTS        AMOUNT
Current Month Balance                85          1,235,621.42
Cumulative Balance                  355          5,857,956.67
Current Month Proceeds                              78,450.63
Cumulative Proceeds                                553,153.22
Current Month Recoveries                           441,084.64
Cumulative Recoveries                            2,094,706.69

                                     RECEIVABLES LIQUIDATED AT 150 OR
                                     MORE DAYS DELINQUENT, 60 OR MORE
                                     DAYS PAST THE DATE AVAILABLE FOR                CUMULATIVE RECEIVABLES
                                     SALE AND BY ELECTION:                           LIQUIDATED AT 150+ AND 60+:

                                            Balance         Units                      Balance          Units
Prior Month                                  21,109.50         3                      1,173.64           1.00
Current Trust Liquidation Balance                 0.00         0                          0.00           0.00
Current Monthly Principal Payments             (307.14)
Reopened Loan Due to NSF                      3,031.64         2
Current Repurchases                               0.00         0
Current Recovery Sale Proceeds                 (408.53)       (2)
Deficiency Balance of Sold Vehicles            (521.12)
EOP                                          22,904.35         3                      1,173.64           1.00

SPREAD ACCOUNT RECONCILIATION
                                                         REQUISITE AMOUNT    16,084,187.20
Total Deposit                            11,125,000.00
BOP Balance                              16,668,279.62
Remaining Distribution Amount               784,553.14
Simple Interest Excess to Spread Account             -
Investment Income                            12,064.30
Current Month Draw                                   -
EOP Balance Prior to Distribution        17,464,897.06
Current Spread Account Release Amount     1,380,709.86
EOP Balance                              16,084,187.20

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

---------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                                           SPECIFIED CLASS B
                                                                           RESERVE BALANCE:      1,759,207.98
Total Deposit                                             2,187,500.00
BOP Balance                                               1,823,093.08
Excess Due Class B Reserve  From Spread Account           1,380,709.86
Senior Strip                                                 43,406.98
Investment Income                                             1,135.38
Current Month Draw                                                   -
EOP Balance Prior to Distribution                         3,248,345.30

Class B Reserve Account Release Amount                    1,489,137.32

EOP Balance                                               1,759,207.98

   Class B Principal Payment Amount                       1,489,137.32

   Distribution to Certificateholder                                 -

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

---------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                                     CUMULATIVE GROSS DEFAULT:
---------------------------------------------------------------------------------------------------------------------------------
        UP TO MONTH      TRIGGER EVENT        EVENT OF DEFAULT       UP TO MONTH       TRIGGER EVENT       EVENT OF DEFAULT
             3                1.21%                1.82%                  3                2.42%                3.93%
             6                2.42%                3.33%                  6                4.84%                6.05%
             9                3.03%                4.24%                  9                5.75%                7.15%
            12                4.84%                6.05%                 12                9.08%               10.45%
            15                5.50%                6.88%                 15               10.45%               12.65%
            18                6.60%                8.25%                 18               13.20%               15.13%
            21                7.70%                9.63%                 21               14.30%               17.60%
            24                8.53%               10.45%                 24               15.68%               19.25%
            27                9.08%               11.28%                 27               16.50%               20.63%
            30                9.90%               12.10%                 30               18.15%               22.00%
            33               10.45%               12.93%                 33               19.25%               23.65%
            36               11.00%               13.48%                 36               20.08%               24.75%
            39               11.28%               13.75%                 39               20.63%               25.30%
            42               11.55%               14.30%                 42               21.45%               26.13%
            45               11.55%               14.30%                 45               22.00%               26.13%
            48               11.55%               14.30%                 48               22.00%               26.13%
            51               11.55%               14.30%                 51               22.00%               26.13%
            54               11.55%               14.30%                 54               22.00%               26.13%
            57               11.55%               14.30%                 57               22.00%               26.13%
            60               11.55%               14.30%                 60               22.00%               26.13%
            63               11.55%               14.30%                 63               22.00%               26.13%
            66               11.55%               14.30%                 66               22.00%               26.13%
            69               11.55%               14.30%                 69               22.00%               26.13%
            72               11.55%               14.30%                 72               22.00%               26.13%
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
-----------------------------------------------------------------------
        UP TO MONTH                     TRIGGER EVENT  EVENT OF DEFAULT
             12                             6.00%           8.00%
             24                             7.00%           9.00%
             72                             8.00%          10.00%
-----------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of September 30, 2003 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2003.



/s/ Marie E. Persichetti
-------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
-------------------------
Maureen E. Morley
Vice President and Controller